                                                               EXHIBIT 24




           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-22445, File No. 33-22446, File No. 33-26004, and File No. 33-33177.



                                                   ARTHUR ANDERSEN & CO.



Cleveland, Ohio,






April 15, 1994.